SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure
SIGNATURES

Item 7.01	Regulation FD Disclosure.

NewAlliance Bancshares, Inc. (NYSE: NAL) issued a press release on September 18, 2006 announcing that its Chairman, President and Chief Executive Officer, Peyton R. Patterson, and its Executive Vice President and Chief Financial Officer, Merrill B. Blanksteen will make a presentation at the RBC Capital Markets Financial Institutions Conference on Wednesday, September 20, 2006 beginning at 8:30 a.m. Presentation slides and a link to the live webcast will be available at NewAlliance's website, www.newalliancebank.com, and for 30 days after.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Mark F. Doyle
Mark F. Doyle
Senior Vice President
and Chief Accounting Officer
September 19, 2006